Exhibit 99.2
Williams 2006 4th Quarter Earnings February 22, 2007

Forward Looking Statements Our reports, filings, and other public announcements might contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by the use of forward-looking words, such as "anticipate," believe," "could," "continue," "estimate," "expect," "forecast," "may," "plan," "potential," "project," "schedule," "will," and other similar words. These statements are based on our intentions, beliefs, and assumptions about future events and are subject to risks, uncertainties, and other factors. Actual results could differ materially from those contemplated by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such statements, other factors could cause our actual results to differ materially from the results expressed or implied in any forward-looking statements. Those factors include, among others: Our businesses are subject to complex government regulations that are subject to changes in the regulations themselves or in their interpretation or implementation; Our ability to gain adequate, reliable and affordable access to transmission and distribution assets due to the FERC and regional regulation of wholesale market transactions for electricity and gas; Our gas sales, transmission and storage operations are subject to government regulations and rate proceedings that could have an adverse impact on our ability to recover the costs of operating our pipeline facilities; The different regional power markets in which we compete or will compete in the future have changing regulatory structures; Our risk measurement and hedging activities might not prevent losses; Electricity, natural gas liquids and gas prices are volatile and this volatility could adversely affect our financial results, cash flows, access to capital and ability to maintain existing businesses; We might not be able to successfully manage the risks associated with selling and marketing products in the wholesale energy markets; Our operating results might fluctuate on a seasonal and quarterly basis; Risks related to laws of other countries, taxes, economic conditions, fluctuations in currency rates, political conditions and policies of foreign governments; Legal proceedings and governmental investigations related to our business; Recent developments affecting the wholesale power and energy trading industry sector that have reduced market activity and liquidity; Because we no longer maintain investment grade credit ratings, our counterparties have required us to provide higher amounts of credit support; Despite our restructuring efforts, we may not attain investment grade ratings; Institutional knowledge represented by our former employees now employed by our outsourcing service provider might not be adequately preserved; Failure of the outsourcing relationship might negatively impact our ability to conduct our business;

Forward Looking Statements (cont.) Our ability to receive services from outsourcing provider locations outside the United States might be impacted by cultural differences, political instability, or unanticipated regulatory requirements in jurisdictions outside the United States; We could be held liable for the environmental condition of any of our assets, which could include losses or costs of compliance that exceed our current expectations; Environmental regulation and liability relating to our business will be subject to environmental legislation in all jurisdictions in which it operates, and such legislation may be subject to change; Potential changes in accounting standards that might cause us to revise our financial disclosure in the future, which might change the way analysts measure our business or financial performance; The continued availability of natural gas reserves to our natural gas transmission and midstream businesses; Our drilling, production, gathering, processing and transporting activities involve numerous risks that might result in accidents and other operating risks and costs; Compliance with the Pipeline Improvement Act may result in unanticipated costs and consequences; Estimating reserves and future net revenues involves uncertainties and negative revisions to reserve estimates and oil and gas price declines may lead to impairment of oil and gas assets; The threat of terrorist activities and the potential for continued military and other actions; The historic drilling success rate of our exploration and production business is no guarantee of future performance; and Our assets and operations can be affected by weather and other phenomena. In light of these risks, uncertainties, and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time that we have described. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2006, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com.

Oil and Gas Reserves Disclaimer The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves. We use certain terms in this presentation, such as "probable" reserves and "possible" reserves and "new opportunities potential" reserves that the SEC's guidelines strictly prohibit us from including in filings with the SEC. The SEC defines proved reserves as estimated quantities that geological and engineering data demonstrate with reasonable certainty to be recoverable in the future from known reservoirs under the assumed economic conditions. Probable and possible reserves are estimates of potential reserves that are made using accepted geological and engineering analytical techniques, but which are estimated with reduced levels of certainty than for proved reserves. Possible reserve estimates are less certain than those for probable reserves. New opportunities potential is an estimate of reserves for new areas for which we do not have sufficient information to date to raise the reserves to either the probable category or the possible category. New opportunities potential estimates are even less certain that those for possible reserves. Reference to "total resource portfolio" include proved, probable and possible reserves as well as new opportunities potential. Investors are urged to closely consider the disclosures and risk factors in our Forms 10-K and 10-Q, available from our offices or from our Web site at www.williams.com.

2006 Review Steve Malcolm Chairman, President & CEO

Headlines Key earnings measure* jumps 38% for year Record-high margins fuel extraordinary Midstream performance Development activity boosts natural gas production and reserves Production from U.S. assets rises 23% Reserves replaced at rate of 216% $1.6 billion midstream asset dropped down to Williams Partners L.P. New, higher rates for Transco, Northwest Power business captures megawatt sales beyond 2010 Operations garner recognition and rewards Shareholders earn 65% total return in last 8 quarters * Recurring income from continuing operations after mark-to-market adjustments

Well-positioned for near- to long-term value creation

Prime assets deliver growth

- **E&P – our primary growth:** long-lived natural gas assets; development costs among lowest
- **Midstream** – significant growth potential; **strong free cash flow** from ops; drop-downs are source of cash; delivers big benefit when NGL margins are strong
- **Gas Pipeline – anchors credit**: expansions support stable and growing cash flows to reinvest in high-return E&P and midstream growth
- **Power** – market for **2010-and-beyond** power becoming a reality; continues to deliver on strategy to generate cash and reduce risk

Pursuing growth with discipline

- **Portfolio** – provides **inherent commodity hedge**
- **EVA-based investments**
- Committed to **maintaining or improving credit** ratios/ratings
- Access to **low-cost capital** via Williams Partners L.P.

Solid record of delivering results

- **>100% increase in recurring segment profit** after mark-to-market effect 2003-2006
- Virtually all **secured debt eliminated**
- **Resolved** significant legacy issues
- **65% return** to shareholders in last 8 quarters; **increased dividend 20%** in 2006 alone

Taking action to drive value creation

- **Deep bench** of qualifying assets – potential annual dropdowns of $1B-$2B in '07 and '08
- Acceleration yielded $1.6 billion in drop-downs in '06; moved GP into higher returns
- E&P **production sharply increased**, future prospects good; expanding activity to new areas with high potential for success
- **New projects and rate cases** expected to support significantly **higher pipeline profits** in 2007 and beyond

© 2007 The Williams Companies, Inc. All rights reserved.

Williams 2006 Fourth Quarter Earnings / Thursday, February 22, 2007 / 7

Value-growth catalysts to watch Growing segment profit Growing natural gas reserves and production New, higher rates for Northwest and Transco More megawatts contracted into market beyond 2010 Capture of additional midstream projects More potential dropdowns to Williams Partners

Financial Results Don Chappel Chief Financial Officer

Financial Results 2006 2005 2006 2005 Income from Continuing Operations $ 155 $ 69 $ 333 $ 318 (Loss) from Discontinued Operations (9) - (24) (2) Cumulative effect of change in accounting principle - (2) - (2) Net Income $ 146 $ 67 $ 309 $ 314 Net Income/Share $ 0.24 $ 0.11 $ 0.51 $ 0.53 Recurring Income from Cont. Ops./Share $ 0.26 $ 0.28 $ 0.86 $ 0.72 Recurring Income from Continuing Operations After MTM Adjustments/Share $ 0.30 $ 0.26 $ 1.17 $ 0.86 4th Quarter Year Dollars in millions ( except per share amounts) Financial Results A more detailed schedule reconciling income from continuing operations to recurring income from continuing operations is available on Williams' website at www.williams.com and at the end of this presentation.

Recurring Income from Continuing Operations 2006 2005 2006 2005 Income from Continuing Operations $ 155 $ 69 $ 333 $ 318 Nonrecurring Items Regulatory & Litigation Contingencies Settlements & Related Costs 7 87 260 106 Debt Retirement Expense - - 31 - Impairments/Losses/Write-offs/Contingency Adj. 16 61 9 133 (Income)/expense related to prior periods - 28 4 (15) Gains on sale of assets - (9) (15) (47) Other - Net 1 - 1 3 Total Nonrecurring Items 24 167 290 180 Tax effects of adjustments (3) (48) (85) (50) Adjustment for tax benefit related to fed. inc. tax lit. (25) - (25) - Adjustment for nonrecurring excess deferred tax benefit 7 (20) 7 (20) Recurring Income from Cont. Ops. Avail to Com. $ 158 $ 168 $ 520 $ 428 Recurring Income from Continuing Ops./Share $ 0.26 $ 0.28 $ 0.86 $ 0.72 4th Quarter Year Dollars in millions ( except per share amounts) Financial Results A more detailed schedule reconciling income from continuing operations to recurring income from continuing operations after mark-to-market adjustments is available on Williams' Web site at www.williams.com and at the end of this presentation.

Financial Results

Recurring Income from Cont. Ops. After MTM Adjustment

Williams

Dollars in millions (except per share amounts)	4th Quarter 2006	4th Quarter 2005	Year 2006	Year 2005
Recurring Inc. from Cont. Ops. Avail. to Common	$ 158	$ 168	$ 520	$ 428
Recurring Diluted Earnings per Common Share	$ 0.26	$ 0.28	$ 0.86	$ 0.72
Mark-to-Market (MTM) adjustments for Power:				
Reverse forward unrealized MTM (gains)/losses	$ 11	$ (70)	$ 22	$ (172)
Add realized gains from MTM previously recognized	25	48	282	310
Total MTM Adjustments	36	(22)	304	138
Tax Effect of Total MTM Adjustments	(14)	8	(116)	(53)
After-Tax MTM Adjustments	$ 22	$ (14)	$ 188	$ 85
Recurring Inc. from Cont. Ops. Avail. to Common Shareholders after MTM adjustments	$ 180	$ 154	$ 708	$ 513
Recurring Diluted Earnings Per Share after MTM adjustments	$ 0.30	$ 0.26	$ 1.17	$ 0.86

Note: Adjustments have been made to reverse estimated forward unrealized mark-to-market ("MTM") (gains)/losses and add estimated realized gains from MTM previously recognized; i.e. assumes MTM accounting had never been applied to designated hedges and other derivatives.

A more detailed schedule reconciling income from continuing operations to recurring income from continuing operations after mark-to-market adjustments is available on Williams' Web site at www.williams.com and at the end of this presentation.

© 2007 The Williams Companies, Inc. All rights reserved.

Williams 2006 Fourth Quarter Earnings / Thursday, February 22, 2007 / 12

Fourth Quarter Segment Profit 2006 2005 2006 2005 Exploration & Production (see slide 72) $ 140 $ 206 $ 140 $ 206 Midstream Gas & Liquids (see slide 85) 164 112 166 112 Gas Pipeline (see slide 92) 101 93 101 130 Power (see slide 95) (39) (69) (38) 22 Other 1 (30) 2 - Segment Profit $ 367 $ 312 $ 371 $ 470 MTM Adjustments - Power 36 (22) Segment Profit after MTM Adjustments $ 407 $ 448 Memo: Power after MTM Adjustments $ (2) - Dollars in millions A more detailed schedule reconciling income (loss) from continuing operations to recurring income from continuing operations is available on Williams' Web site at www.williams.com and at the end of this presentation. Financial Results Reported Recurring

2006 2005 2006 2005 Exploration & Production (see slide 72) $ 552 $ 587 $ 552 $ 558 Midstream Gas & Liquids (see slide 85) 658 471 733 471 Gas Pipeline (see slide 92) 467 586 465 574 Power (see slide 95) (211) (257) (219) (140) Other 2 (104) 2 (23) Segment Profit $ 1,468 $ 1,283 $ 1,533 $ 1,440 MTM Adjustments - Power 304 138 Segment Profit after MTM Adjustments $ 1,837 $ 1,578 Memo: Power after MTM Adjustments $ 85 $ (2) 2006 Segment Profit Dollars in millions A more detailed schedule reconciling income (loss) from continuing operations to recurring income from continuing operations is available on Williams' Web site at www.williams.com and at the end of this presentation. Financial Results Reported Recurring

Business Unit Results

Exploration & Production Ralph Hill President

2006 Accomplishments Impressive drill bit volume growth of 21% Domestic reserves replacement of 216% 4Q06 production 879 MMcfed, up 26%, 181 MMcfed increase since 4Q05 Powder River volumes continue strong growth Piceance Highlands: Barcus Creek farm-in deal Expanded Barnett Shale position San Juan team awarded Oil & Gas Investor Best Field Rejuvenation 2006 Hydrocarbon Producer of the year at Global Energy Awards Exploration & Production Recurring Segment Profit + Depreciation 0 50 100 150 200 250 300 1Q 2Q 3Q 4Q $MM 2005 2006

Strong domestic production growth of 23% Exploration & Production 2006 Domestic production grew 23% or 140 MMcfe/d over 2005 400 500 600 700 800 900 Qtr 1 Qtr 2 Qtr 3 Qtr 4 MMcfe/d 2005 2006

Piceance Production Growth Up 126 MMcfed or 37% over a year ago 25 Total rigs currently operating in Piceance compared to 19 a year ago BLM/DOW awarded Williams first ever Piceance year round drilling pilot All 10 H&P FlexRigs in operation 4 Nabors Super Sundowner rigs scheduled Williams in process of high-grading fleet 200 250 300 350 400 450 500 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 Valley Highlands Exploration & Production

Piceance Highlands - Momentum Continues Exploration & Production 43 wells spud in 2006 26 MMcfed current net production, up from 15 MMcfed year ago Major road, pipeline, and facilities construction nearing completion Winter drilling pilot under way

Powder River Production Growth Up 36 MMcfed or 30% over a year ago Big George coals driving basin growth Up 88% year over year Sequential quarter volumes up 15% Exploration & Production 0 50 100 150 200 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 Wyodak/Other Big George

An Industry Leader in 2006 Cost Performance Lease operating expense of $0.46 / Mcfe 3-year average F&D cost of $1.55 / Mcfe Depletion, depreciation & amortization cost of $1.28 / Mcfe Exploration & Production

Strong 2006 Reserves Performance Total U.S. proved reserves 3.7 Tcfe, up 9.5% U.S. and International proved reserves 3.9 Tcfe 216% domestic reserves replacement 99% drilling success rate Added 597 Bcfe to proved Exploration & Production 2004 2005 2006 Total Probable to Proved Transfers (Bcfe) 451 603 557 1,611

Domestic Proved Reserves Reconciliation Exploration & Production -224 -11 +603 +40 -277 +557 Prod. +28 Prod. Acq. Sold YE 2004 Adds/ Rev. Acq. Adds/ Rev. YE 2006 YE 2005 Note: May not add due to rounding

Realized Gas Price Assumption 6.04 Margin/Cost Assumption 1.96 4.08 F&D Costs 1.55 Cash Margin Analysis Exploration & Production 2-Year Average (2007-08) Reflective of core basins $6.04 is after hedging and includes average basin market price of $6.38 before hedging Cash costs include LOE, G&A, taxes and gathering F&D costs include capital and exploration costs/proved reserves ('04-'06 average) $5.65 '06 - '08 '06 - '08 $3.84 $1.81 Cash Margin Cash Costs Historical

Guidance Updates Exploration & Production

2007-08 Guidance Dollars in millions Exploration & Production Note: 2006-08 hedge information included in Appendix. Note: If guidance has changed, previous guidance from 11/2/06 is shown in italics directly below. 2007 2008 Segment Profit $700 - 975 $950 - 1,250 Annual DD&A 485 - 535 575 - 625 Segment Profit + DD&A $1,185 - 1,510 $1,525 - 1,875 Capital Spending $1,300 - 1,400 $1,250 - 1,400 Production (MMcfe/d) 905 - 1,005 990 - 1,140 $825 - 950 $1,025 - 1,175 455 - 505 500 - 550 $1,280 - 1,455 $1,725 $1,150 - 1,250 $1,150 - 1,300

Key Points - Value Creation Continues An industry leader in production growth and cost efficiencies Continued strong reserves replacement through the drill bit Award winning 2006 performance Long-term repeatable drilling inventory of significant proved undeveloped, probables, and possibles Strategy remains rapid development of our premier drilling inventory Long history of high drilling success, low finding costs Short time cycle investments, fast cash returns New areas significantly contributing Experienced and talented work force Exciting new opportunities Barcus Creek, Paradox Basin, Ft. Worth Basin, Other Exploration & Production

Midstream Alan Armstrong President

2006 Accomplishments Record annual recurring segment profit NGL unit margins set new annual record - over 2 times 5 year average Total NGL production record for Midstream operated plants Deepwater fee revenue grew by 49% Great performance by WPZ Gulf Deepwater Expansions Western Basin Progress Opal TXP-V construction completed Hurricane recovery efforts: Cameron Meadows capacity restored Secured NGL take-away through Overland Pas Pipeline Midstream Recurring Segment Profit + Depreciation 0.0 50.0 100.0 150.0 200.0 250.0 300.0 1Q 2Q 3Q 4Q $MM 2005 2006

Significant Progress Made on Growth Projects In Development/Proposal 2007& 2008+ Spending $900MM-1,500MM Under Negotiation 2007 & 2008+ Spending $300MM-500MM In Guidance 2007& 2008+ Spending $800-900MM Midstream 54% Major Growth Projects Included in Guidance ($ Millions) Project Name - In Service Date 2007 2008 Segment Profit* Opal TXP V (1Q 2007) $10 - $50 Blind Faith (2Q 2008) $94 $42 $19 Other Wyoming G&P (4Q '07 & Various) $50 $10 $8 Western Gulf Deepwater Expansion (3Q '09) $185 $180 $82 * Segment Profit - Segment profit generated in first full calendar year of operation.

Free Cash Flow - Forecast 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $'s in Millions Notes: - Segment Profit is stated on a recurring basis. - Segment Profit + DDA and Capital Spending reflect midpoint of ranges. Capital Seg Profit + DDA Capital Seg Profit + DDA Capital Seg Profit + DDA Capital Seg Profit + DDA 2005 2006 2007 2008 Midstream Capital Spending Recurring Segment Profit & DDA $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 Guidance Mid-Point to High Case Upper Limit Discretionary Expansion Segment Profit Segment Profit + DDA Discretionary Expansion Historic Expansion Maintenance Well Connects

Key Points Annual NGL margins reach historic levels - cushioning enterprise impact of lower gas prices Well positioned for growth WPZ lower cost of capital Deepwater expansions progress Western opportunities abound Canadian Tar Sands off-gas Forecast margins in line with current gas/crude pricing relationship Differentiating our business on reliability Base business continues to generate healthy returns and free cash flows Midstream

Gas Pipeline Phil Wright President

2006 Accomplishments and Current Update Northwest Completion of 26" line replacement project on time, within budget Contract terms extended with various shippers Higher results in new customer satisfaction survey Filed rate case June 30, effective Jan 1, 2007; Unopposed settlement filed with FERC on Jan 31 2007 Transco Leidy to Long Island project receives FERC approval Sentinel project agreements executed with shippers Favorable Environmental Assessment received for Potomac project Higher results in new customer satisfaction survey Filed rate case August 31, effective March 1, 2007 Gulfstream FERC certificate application filed for Phase IV Expansion Florida approves FP&L's West County Energy Center - Gulfstream's Phase III expansion Gas Pipeline 0 50 100 150 200 250 1Q 2Q 3Q 4Q 2005 2006 Recurring Segment Profit + Depreciation

NWP Rate Case Update Quick rate case resolution is a testament to a quality customer relationship Provide customers with rate certainty for the next several years 10 years since previous rate case Settlement based on an annual cost of service of $404 million Recovery of the 26" line replacement project's cost "Black Box" negotiation basis No stated ROE Gas Pipeline

2007-08 Capital Spending Detail 2007 2008 Normal Maintenance/Compliance1 $215 -270 $180 - 260 Expansion2 210 - 265 105 - 150 Total $425 - 535 $285 - 410 Dollars in millions Gas Pipeline 370 - 470 160 - 200 1The Normal Maintenance/Compliance line includes the 26" replacement project previously shown separately Note: Sum of ranges may not necessarily match total range Note: If guidance has changed, previous guidance from 11/02/06 is shown in italics directly below. 2Major Growth Projects (in guidance): 2007 2008 1st full yr Seg. Profit Parachute (In Service 3/07) $35 - 40 $7 Leidy to Long Island (In Service 11/07) 85 - 115 1 - 5 23 Potomac (In Service 11/07) 55 - 65 1 - 5 13 Sentinel (In Service Ph1 11/08, Ph2 11/09) 5 - 15 70 - 80 25 Greasewood (In Service 11/08) 0 - 5 20 - 40 3 Jackson Prairie Deliverability (In Service 11/08) 5 - 10 5 - 15 2 340 - 440 160 - 180

Sentinel Nov 2008/09 Growth Projects and Opportunities Gulfstream Phase IV Jan 2009 Leidy to Long Island Nov 2007 Potomac Nov 2007 Parachute March 2007 Pacific Connector Pipeline Late 2010 Greasewood Nov 2008 Project in proposal stage and not included in capital guidance Jackson Prairie Nov 2008 Gas Pipeline Gulfstream Phase III July 2008

Key Points Completion of 26" line replacement project on time, within budget Growth projects progressing with in service dates approaching Rate cases making headway with settlements forthcoming 2007 supported by new rate cases and lower capital Return to cash generator in 2007 Gas Pipeline

Power Bill Hobbs President

Successful 2006 Commercial operations generated strong results Originated new transactions across all regions Efforts improved cash-flow certainty and expected to provide approximately $120 million in cash flows from 2007 to 2010 $87 million increase in year-over-year recurring segment profit after MTM adjustment Transacted with new customers in both power and natural gas businesses Continued high level of service to Midstream and E&P Fourth consecutive year of positive cash flow from operations Power market fundamentals continue to gain momentum Now marketing 1 Bcf/d of equity and certain third-party natural gas production Strong, customer-focused organization Power

Strong Start to 2007 West: Executed multi-unit tolling re-sales for up to 4 years with Southern California Edison First sale beyond 2010 Currently sold out through 2010 60 percent sold out in 2011 Northeast: Transacted seven incremental capacity sales approximating 20 percent of available capacity over four years First sale beyond 2010 Market-driven PJM capacity market enhancing value Energy (spark spread) upside opportunities remain Expect additional sales beyond 2010 by year-end Power

YTD Origination Success Adds Approx. $250MM to Hedged Cash Flows Power Demand payments Undiscounted dollars in millions Hedged on 12/31/06 Est. Impact of new orig deals Note: Cash flows presented here are forecasts and do not include the Natural Gas portfolio. Est. Unhedged Merchant $- $100 $200 $300 $400 $500 $600 $700 $800 2007 2008 2009 2010 2011

2007-08 Consolidated Outlook Don Chappel Chief Financial Officer

2007 Forecast Guidance Consolidated Segment profit before MTM adjustment $1,775 - $2,275 Net Interest Expense (640) - (700) Other (Primarily General Corp. Costs) (140) - (170) Pretax Income 995 - 1,405 Provision for Income Tax (395) - (560) Recurring Income from Continuing Operations $600 - $845 Diluted EPS - Recurring $0.98 - $1.37 Diluted EPS - Recurring After MTM Adj. 1 $1.10 - $1.50 1 Includes MTM adjustment of $125 million (pretax) in Feb. 22 guidance Note: Fully diluted shares of 615 million Dollars in millions, except per-share amounts Feb 22 Guidance Note: See slide 48 for commodity price assumptions

Consolidated 2007-08 Segment Profit Dollars in millions Exploration & Production Midstream Gas Pipeline Power Other / Corp. / Rounding Total Reported Before MTM Adj. 1 MTM Adjustment Total Reported After MTM Adj. 1 Nonrecurring Items Total Recurring After MTM Adj. 1 2008 Note: If guidance has changed, previous guidance from 11/2/06 is shown in italics directly below 1 Sum of the ranges for the business units does not match the consolidated total due to the offsetting effect of natural gas prices within our business units See slide 48 for commodity price assumptions Power After MTM Adj. $700 - 975 450 - 750 585 - 655 (75) - 0 15 - (30) $1,775 - 2,275 125 $1,900 - 2,400 - $1,900 - 2,400 $950 - 1,250 550 - 825 590 - 665 (130) - 20 (15) - 35 $1,945 - 2,795 180 $2,125 - 2,975 - $2,125 - 2,975 $50 - 125 $50 - 200 150 1,845 - 2,350 1,970 - 2,475 1,970 - 2,475 25 (150) - 0 200 2,000 - 2,675 2007 825 - 950 500 2,200 - 2,875 2,200 - 2,875 10 1,025 - 1,175 800

2007 Segment Profit 1 Forecast Guidance Change Dollars in millions 1 Recurring Segment Profit After MTM Adjustment Previous Segment Profit Guidance Nov. 2 Change in Natural Gas Prices (Consolidated) Change in NGL Margins (Midstream) Additional Costs (E&P) Other / Rounding New Segment Profit Guidance 2007 Guidance $1,970 - $2,475 - (25) (50) 5 - 0 $1,900 - $2,400

Commodity Price Summary Un-hedged Commodity Price Assumptions Exploration & Production: Natural Gas: Basin Prices Average Rockies Average San Juan / Mid-Continent NYMEX (reference only) Midstream: Crude Oil to Natural Gas Ratio 1 Crude Oil - WTI (reference only) 2007 $5.10 - $6.40 $6.10 - $7.40 $7.00 - $8.30 7.4x - 9.6x $53 - $73 2008 $5.10 - $6.40 $6.10 - $7.40 $7.00 - $8.30 7.4x - 9.6x $53 - $73 1 Oil = WTI and Natural Gas = Henry Hub

2007 2008 Fixed Price at the basin: Volume (MMcf/d) 172 73 Average Price ($/Mcf) $3.90 $3.96 NYMEX Collars: Volume (MMcf/d) 15 - Average Price ($/Mcf) $6.50 - $8.25 At the Basin Collars:1 NWPL Rockies Volume (MMcf/d) 50 105 Price ($/Mcf) $5.65 - $7.45 $6.02 - $9.07 EPNG San Juan Volume (MMcf/d) 130 75 Average Price ($/Mcf) $5.98 - $9.63 $6.20 - 9.16 Mid-Continent Volume (MMcf/d) 75 5 Price ($/Mcf) $6.82 - $10.80 $7.23 - $8.62 2007-08 Hedge Update Dollars in millions 1 Please note basin locations are not NYMEX Note: The only remaining legacy fixed price hedges are in 2009 of 129MMcfd @ $3.67 and in 2010 of 70MMcfd @ $3.73

Natural hedges in our commodity businesses Consolidated

2007-08 Capital Expenditures Consolidated Exploration & Prod. Midstream Gas Pipeline Power Other/Corporate Total Dollars in millions Notes: - Sum of ranges for each business line does not necessarily match total range 2007 2008 $1,300 - 1,400 430 - 470 425 - 535 - 10 - 30 $2,225 - 2,425 $2,000 - 2,200 $1,250 - 1,400 260 - 300 285 - 410 - 10 - 30 $1,850 - 2,125 370 - 470 $1,800 - 2,050 340 - 440 420 - 460 1,150 - 1,250 1,150 - 1,300

2007-08 Outlook Dollars in millions Segment Profit Reported After MTM Adj. Recurring After MTM Adj. DD&A Cash Flow from Ops.1 Capital Expenditures Operating Free Cash Flow 2 2007 2008 Consolidated 1 Cash flow from continuing operations. 2 Operating free cash flow is defined as cash flow from continuing operations less capital expenditures, before dividend or principal payments Note: If guidance has changed, previous guidance from 11/2/06 is shown in italics directly below $ 1,900 - 2,400 1,900 - 2,400 970 - 1,070 2,000 - 2,300 2,225 - 2,425 (225) - (125) $2,125 - 2,975 2,125 - 2,975 1,110 - 1,210 2,425 - 2,825 1,850 - 2,125 575 - 700 2,000 - 2,200 1,800 - 2,050 0 - 100 625 - 775 1,970 - 2,475 1,970 - 2,475 2,200 - 2,875 2,200 - 2,875 960 - 1,060 1,050 - 1,150

Allocation of 2007 Available Cash Cash Sources: Available Cash and Cash Equivalents Cash Flow from Operations Total Available Cash Cash Uses: Capital Spending Dividends / Minority Interest Payments Corporate Debt Maturities Settlement of Prior Contingent Obligations Normalized Cash Balance Total Cash Uses Expected Surplus Cash Dollars in billions $1.9 2.0 - 2.3 3.9 - 4.2 (2.2) - (2.4) (0.3) (0.1) (0.2) (0.5) (3.3) - (3.5) $0.6 - $0.7 2007

Financial Strategy/Key Points Drive/enable sustainable growth in EVA(r) / shareholder value MLP continues to provide benefits to WMB Low-cost equity capital funding source for growth Growing incentive distributions and GP value Continue to maintain and/or improve credit ratios/ratings Reduce risk in Power segment Opportunity rich Continued focus and disciplined EVA(r)-based investments in natural gas businesses Combination of growth in operating cash flows and EVA(r) drives value creation Consolidated

Summary Steve Malcolm Chairman, President & CEO

Value-growth catalysts to watch Growing segment profit Growing natural gas reserves and production New, higher rates for Northwest and Transco More megawatts contracted into market beyond 2010 Capture of additional midstream projects More potential dropdowns to Williams Partners

Well-positioned for near- to long-term value creation Prime assets deliver growth Pursuing growth with discipline Solid record of delivering results Taking action to drive value creation

Q&A

Non-GAAP Reconciliations

Non-GAAP Disclaimer This presentation includes certain financial measures, EBITDA, recurring earnings, operating free cash flow and recurring segment profit, that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. EBITDA represents the sum of net income (loss), net interest expense, income taxes, depreciation and amortization of intangible assets, less income (loss) from discontinued operations. Operating free cash flow is defined as cash flow from continuing operations less capital expenditures before dividends or principal payments. Recurring earnings exclude items of income or loss that the company characterizes as unrepresentative of its ongoing operations. Recurring earnings and recurring segment profit provide investors meaningful insight into the Company's results from ongoing operations. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Company's assets and the cash that the business is generating. Neither EBITDA nor recurring earnings, operating free cash flow and recurring segment profit are intended to represent cash flows for the period, nor are they presented as an alternative to net income or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles. Certain financial information in this presentation is also shown including Power mark-to-market adjustments. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Prior to September 2004, Power's derivative contracts did not qualify for hedge accounting because of our stated intent to exit the Power business. In September 2004, we announced our decision to continue operating the Power business. As a result of that decision, Power's derivative contracts became eligible for hedge accounting. Hedge accounting reduces earnings volatility associated with Power's portfolio of certain derivative hedging instruments. Prior to the adoption of hedge accounting, these derivative hedging instruments were accounted for on a mark-to-market basis with the change in fair value recognized in earnings each period. Management uses the mark-to-market adjustments to better reflect Power's results on a basis that is more consistent with Power's portfolio cash flows and to aid investor understanding. The adjustments reverse forward unrealized mark-to-market gains or losses from derivatives and add realized gains or losses from derivatives for which mark-to-market income has been previously recognized, with the effect that the resulting adjusted segment profit is presented as if mark-to-market accounting had never been applied to designated hedges or other derivatives. The measure is limited by the fact that it does not reflect potential unrealized future losses or gains on derivative contracts. However, management compensates for this limitation since derivative assets and liabilities do reflect unrealized gains and losses of derivative contracts. Overall, management believes the mark-to-market adjustments provide an alternative measure that more closely matches realized cash flows for the Power segment but does not substitute for actual cash flows. We also apply the mark-to-market adjustment and the recurring adjustments to present a measure referred to as recurring income from continuing operations after mark-to-market adjustments.

Non-GAAP Reconciliation Schedule Non-GAAP Reconciliation

Non-GAAP Reconciliation Schedule Non-GAAP Reconciliation

Non-GAAP Reconciliation Schedule - EPS after MTM adjustment Non-GAAP Reconciliation

EBITDA Reconciliation Non-GAAP Reconciliation

4Q 2006 Segment Contribution Non-GAAP Reconciliation

2006 Segment Contribution Non-GAAP Reconciliation

2007 Forecast EBITDA Reconciliation Non-GAAP Reconciliation Net Income $600 - 845 Net Interest 640 - 700 DD&A 970 - 1,070 Provision for Income Taxes 395 - 560 Other/Rounding (5) - 0 EBITDA $2,600 - 3,175 MTM Adjustments 125 EBITDA - After MTM Adj. $2,725 - 3,300 Dollars in millions Feb 22 Guidance

2007 Forecast Segment Contribution Non-GAAP Reconciliation Power 1 Gas Pipeline Segment Profit (Loss) DD&A Segment Profit Before DDA Other (Primarily General Corporate Expense & Investing Income) Rounding TOTAL E&P Midstream Total Corp/ Other Dollars in millions 1 Segment Profit is prior to MTM adjustments 2 Sum of the ranges for the business units does not match the consolidated total due to the offsetting effect of natural gas prices within our business units $(75) - 0 0 - 10 $(75) - 10 $585 - 655 280 - 300 $865 - 955 $700 - 975 485 - 535 $1,185 - 1,510 $450 - 750 200 - 210 $650 - 960 $1,775 - 2,275 2 970 - 1,070 $2,745 - 3,345 2 (140) - (170) (5) - 0 $2,600 - 3,175 $15 - (30) 5 - 15 $20 - (15)

2007 Forecast Guidance Contribution Non-GAAP Reconciliation Dollars in millions, except per-share amounts Feb 22 Guidance Recurring Income from Cont. Ops Recurring EPS Mark-to-Market Adjustment (Pretax) Less Taxes @ 39% Mark-to-Market Adjust. After Tax Inc. from Cont. Ops after MTM Adj. Inc. from Cont. Ops after MTM Adj. EPS $600 - 845 $0.98 - $1.37 125 49 76 $676 - 921 $1.10 - $1.50

Appendix

Exploration & Production

2006 2005 2006 2005 Segment Profit $140 $206 $552 $587 Nonrecurring Gains on sales of assets - - - (29) Recurring segment profit $140 $206 $552 $558 Segment Profit - Exploration & Production 4Q06 to 4Q05 financial highlights: 26% volume production growth Sequential volume growth of 5.6% Basin market prices down 47% Dollars in millions 2006 to 2005 financial highlights: 21% volume production growth Basin market prices down 17% Exploration & Production 4th Quarter Year Note: Negative hedge impact of $21 million in 4Q06 and $200 million in full year 2006

Piceance Valley - Cornerstone Asset One of the largest gas producers in the Basin 2006 Proved reserves total 2.1 Tcfe ~460 MMcfd net Valley production Approx. 115,000 net acres Operate ~1,800 wells, 98% WI Operate 250+ miles of gathering and 4 gas plants Access to 5 major pipelines Currently operating 22 rigs Exploration & Production

Piceance Highlands - Momentum Continues 45,000 net acres 2006 Proved reserves total 338 Bcfe ~2,800 potential drilling locations 2.6 - 3.1 Tcf potential net reserves 26 MMcfd net production (up from 15 MMcfd one year ago) Operate 74 wells (up from 31 one year ago); 81% avg. W.I. Key infrastructure projects nearing completion Exploration & Production

Piceance Basin : Highlands Ownership Position Trail Ridge 21,512 acres (10-acre density), 1,500 potential locations Farm-In Deals Ryan Gulch Earned 16,000 net acres by drilling 6 wells Allen Point Earned 6,200 net acres by drilling 6 wells Barcus Creek Newly added farm-in deal Barcus Creek Ryan Gulch Trail Ridge West Trail Ridge Allen Point Grand Valley-Parachute- Rulison Complex Highlands ownership positions outlined in red

Exploration & Production

Barcus Creek Farm-In Deal

- Direct bolt-on to Ryan Gulch Project
- Targets Williams Fork Formation
- Drill 5 wells by October 2007, drilling program under way
- Earn 45% working interest in ~25,000 gross acres (~11,000 acres net to Williams)
- 87.5% NRI
- 45% working interest in future gas gathering/processing systems
- 600+ potential drill locations (40-acre density)
- Williams to operate


Barcus Creek
Ryan Gulch

Ryan Gulch Wells
Barcus Creek Earning Wells
Industry wells

© 2007 The Williams Companies, Inc. All rights reserved.

Williams 2006 Fourth Quarter Earnings / Thursday, February 22, 2007 / 76

Exploration & Production

Powder River Basin – Coalbed Methane

- High potential, low-risk development play, low cost wells
- Proved reserves of 372 Bcfe (YE06), plus 1.4 Tcf Prob/Pos
- ~7,000 total JV wells, 54% operated
- 2006 drilling success rate of 99%
- Typical well production 140 Mcf/d peak Wyodak and 400 Mcf/d peak Big George
- ~160 MMcfe/d net production
- Approx. 1,000,000 gross acres
- ~8,500 drilling locations; 50% operated



© 2007 The Williams Companies, Inc. All rights reserved.

Williams 2006 Fourth Quarter Earnings / Thursday, February 22, 2007 / 77

We move Rockies gas to higher-price markets for sale Rockies price risk managed through transport and basis hedges Our contracted pipeline capacity to moves our Rockies production to more favorable price markets Firm Capacity Under Contract Wamsutter 200 East to Mid continent 209 South to San Juan 285 East to Appalachia (REX) 200 Opal 150 Addt'l Firm Capacity Coming in '08-'09 150 200 209 200 285 Exploration & Production

Exploration & Production

San Juan Basin - Foundation

- Conventional and coalbed methane production
- Long life / slow decline wells
- Proved reserves of 614 Bcfe (YE06)
- ~160 MMcfe/d net production
- Approx. 120,000 net acres
- Low risk in-fill drilling
- 40-60 operated wells drilled per year
- 200 – 250 undeveloped locations
- Attractive returns with near 100% success rates
- ~820 operated and ~2,200 joint interest wells
- Good pipeline infrastructure/market access



© 2007 The Williams Companies, Inc. All rights reserved.

Williams 2006 Fourth Quarter Earnings / Thursday, February 22, 2007 / 79

CBM and shale activity Proved reserves of 87 Bcfe (YE06) 20 MMcf/d net production Approx. 90,000 net acres Have drilled ~199 extended reach horizontal lateral wells Five year drilling success rate of 90% Operate 285 wells and ~150 joint interest wells Shale and other conventional sources offer opportunities Woodford Shale development rapidly expanding Arkoma Basin - Horizontal Expertise Exploration & Production

Fort Worth Basin - Barnett Shale 3 rigs active in the play 20,000 net acres Proved reserves of 80 Bcf (YE 2006) Current net production 23 MMcfed High working interest 56 operated and 15 joint interest wells Utilizes Williams' integrated capabilities Adding value through bolt-on opportunities Exploration & Production

YE06 Proved reserves total 27 MMboe (163 Bcfe) 5,800 Bbl/d net oil & liquids production 18 MMcf/d net gas production 69% ownership in Apco Argentina 525,000 net acres owned/controlled In-fill, field extension drilling Exploration upside High investment returns, fast cash cycle Complements domestic long life reserves strategy Provides perspective on international opportunities International E&P Exploration & Production 3.0% Acambuco 26% Tierra del Fuego 82% Canadon Ramirez 23% direct interest in Entre Lomas 41% stock interest in Petrolera 50% Capricorn Exploration Permit

4Q06 Net Realized Price Summary Exploration & Production

Midstream

Segment Profit - Midstream 4Q06 to 4Q05 financial highlights: Strong NGL unit margins Higher fee revenue Increased operating expenses Financial Results 2006 to 2005 financial highlights: Record NGL unit margins Higher fee revenue Increased operating expenses Lower ethylene cracking margins 2006 2005 2006 2005 Segment Profit $164 $112 $658 $471 Nonrecurring Accrual for Gulf Liquids litigation 2 - 73 - International Contract Settlement - - (6) - Asset sales, retirement & abandonment - - (3) - Accounts payable accrual adjustment - - 11 - Recurring segment profit $166 $112 $733 $471 Dollars in millions 4th Quarter Year

2007-08 Guidance 2007 2008 Segment Profit $450 - 750 $550 - 825 $500 - 750 $550 - 800 Annual DD&A 200 - 210 220 - 230 $210 - 220 Segment Profit + DD&A $650 - 960 $770 - 1,055 $700 - 960 $760 - 1,020 Capital Spending $430 - 470 $260 - 300 $420 - 460 Dollars in millions Note: If guidance has changed, previous guidance from 11/02/2006 is shown in italics directly below. Midstream

Margins Above Average Midstream Note: Actual realized margins, does not include Discovery volumes. Five year average of 16.4 cpg is calculated for the period 1Q02-4Q06. Domestic NGL Average Realized Net Margin and Volumes by Quarter Realized Margin Total NGL Prod (MM Gals) Equity NGL Sales (MM Gals) Avg. Realized Margin 0 5 10 15 20 25 30 35 40 45 Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 Q2'06 Q3'06 Q4'06 0 100 200 300 400 500 600 700 800 Realized Margin (Cents / Gallon) Total Production & Equity Volumes by Quarter (MM Gallons)

Margins Above Average Midstream Note: Actual realized margins, does not include Discovery volumes. Five year average of 16.4 cpg is calculated for the period 1Q02-4Q06. Domestic NGL Average Realized Net Margin and Volumes by Year Realized Margin Total NGL Prod (MM Gals) Equity NGL Sales (MM Gals) Avg. Realized Margin Realized Margin (Cents / Gallon) Total Production & Equity Volumes by Year (MM Gallons) 0 5 10 15 20 25 30 35 40 45 50 2002 2003 2004 2005 2006 0 500 1,000 1,500 2,000 2,500

Gas prices based on average Gas Daily settle prices at NWP, Wyoming. NGL prices based on composition weighted average of Mont Belvieu daily liquids prices; does not include fuel or T&F. Oil prices are based on average of daily NYMEX prompt settle prices. Frac Spread Frac Spread Drivers Midstream

Opal Ignacio Echo Springs Gas Processing & Treatment Plants Gathering Areas Kutz Lybrook Markham Cameron Mobile Bay 2006 Domestic Equity NGL Margins by Region Midstream Domestic Average 33.5 cpg Western Region 35.4 cpg Gulf Coast Region 29.4 cpg Midstream Larose Williams YTD Equity NGL Production 72% 28% Western Region Gulf Region

Gas Pipeline

2006 2005 2006 2005 Segment Profit $101 $93 $467 $586 Nonrecurring (Income)/Expense related to prior periods - 32 - (3) Accrual of contingent refund obligation - 5 - 5 1999 Fuel Tracker adjustment - - - (14) Excess royalty reserve reversal - - (2) - Recurring segment profit $101 $130 $465 $574 Segment Profit - Gas Pipeline Gas Pipeline 2006 to 2005 financial highlights: Higher SG&A Costs Labor & Benefits Property & Liability Insurance IT Support Costs Higher O&M Costs Pipeline Safety & Offshore Maintenance Costs Higher DDA Costs Higher Operating Taxes Dollars in millions 4th Quarter Year 4Q06 to 4Q05 financial highlights: Higher SG&A Costs Labor & Benefits Property & Liability Insurance IT Support Costs Higher O&M Costs Pipeline Safety Offshore Maintenance Costs Higher DDA Costs 1 Note: 1 - Recurring Segment Profit includes $9 million of revenue associated with a deferred state income tax adjustment, which is offset in provision for Income Taxes.

2007-08 Guidance 2007 2008 Segment Profit $585 - 655 $590 - 665 Annual DD&A 1 280 - 300 300 - 325 Segment Profit + DD&A $865 - 955 $890 - 990 Capital Spending $425 - 535 $285 - 410 Dollars in millions Note: If guidance has changed, previous guidance from 11/02/06 is shown in italics directly below. Gas Pipeline 370 - 470 340 - 440 325 - 350 305 - 325 890 - 980 915 - 1,015 1 - Change due to reclassification of certain non-cash expenses from DD&A to Other Operating Expense

Power

2006 2005 2006 2005 Segment Loss ($39) ($69) ($211) ($257) Nonrecurring Accrual for regulatory & litigation Contingencies/Settlements 1 69 5 87 Impairments, Losses, Write-offs - 23 - 23 Contingent obligation adjustments - - (13) - Expense related to prior periods - - - 7 Recurring segment profit/(loss) (38) 22 (219) (140) MTM Adjustment (Recurring) 36 (22) 304 138 Recurring segment profit/(loss) after MTM Adj. $(2) $0 $85 ($2) Segment Profit - Power 4Q06 to 4Q05 financial highlights Q405 includes $10MM income from the sale of certain Enron receivables Q405 includes $5MM loss on discontinued crude & refined products business 2006 to 2005 financial highlights $75MM increase in portfolio cash flows due to the benefits of structured power hedges, offset by lower Q406 NG inventory withdrawls. 2006 SG&A includes the effect of $15MM higher income from the sale of certain Enron receivables Note: columns may not foot due to rounding Dollars in millions Power 4th Quarter Year

2006 - Segment Profit/(Loss) to Cash Flow from Ops Power Dollars in Millions Commodity Working Power Capital/ & NG Other Total Segment Loss ($152) ($59) ($211) MTM Adjustments: Reverse Forward Unrealized MTM Losses 22 22 Add Realized Gains from MTM Previously Recognized 282 282 Segment Profit/(Loss) After MTM Adjustments 152 (59) 93 Total Working Capital Change Power Segment CFFO $152 ($59) $93

Dollars in millions 2007 2008 Prior Guidance - Segment Profit/(Loss) before MTM Adj ($75) - 25 ($150) - 0 Est. Fwd Impact of 4Q06 MTM Earnings and other portfolio adjustments New Guidance - Segment Profit/(Loss) before MTM Adj ($75) - 0 ($130) -20 Estimated MTM Adjustments 125 180 200 Segment Profit after MTM Adj 50 - 125 50 - 200 Recurring Segment Profit after MTM Adj $50 - 125 $50 - 200 Capital Expenditures - - (25) 20 2007-08 Guidance Note: If guidance has changed, previous guidance from 11/02/06 is shown in italics directly below. No previous guidance for 2009. Power 50 - 150 50 - 150

Key 2006 and YTD 2007 Contracts Power *Certain deals in this table are reflected in "Key Agreements" in the following Portfolio Overview slides for each region.

Regional Highlights West Highly hedged through 2011, In-city generation New local resource-adequacy requirement in 2007 Re-designed energy market to be implemented January 2008 Tolling agreement provides re- power rights Reserve margins tight, expected to compress further Market for Williams' E&P gas East Northeast one of most developed competitive markets in U.S. New PJM capacity market auctions expected April 2007 Neptune undersea DC transmission line will improve Red Oak's access to premium New York power market Transmission-constrained area provides opportunities for premium pricing in South Central area Expected improvements in South Central's route to market via Entergy's Independent Coordinator Reserve margins tight and continuing to compress in NE, beginning to tighten in Mid-Con, remain high in South and South Central Cleco Evangeline AES Ironwood AES Red Oak Hazleton Kinder Morgan Jackson Tenaska Lindsay Hill Milagro AES 4000

4Q06 Financial Statement Changes for Derivatives Power During 4Q06, Williams reported the following changes related to its derivative portfolio: The net change in Derivative Assets and Liabilities for E&P was positive primarily due to a 4Q06 decrease in gas prices against a short derivative position. The net change in Derivative Assets and Liabilities for Midstream was negative primarily due to OCI realizations. The net change in Derivative Assets and Liabilities for Power was negative due to realizations and a 4Q06 decrease in gas prices against a long derivative position. 1 Change in OCI shown is before taxes. Therefore, change shown does not tie to balance sheet change which is net of taxes.

Enterprise Risk Management

WMB Collateral Outstanding Enterprise Risk Management * Note: Negative Margin &Adequate Assurance value represents a margin liability, where Power is a net receiver of cash margin.

WMB Collateral Sensitivity Enterprise Risk Management Dollars in millions Margin Volatility (1% chance of exceeding) -Potential incremental collateral requirement Days 12/31/2006 9/30/2006 6/30/2006 3/31/2006 30 ($98) ($155) ($246) ($223) 180 ($434) ($459) ($580) ($769) 360 ($521) ($471) ($489) ($626) Assumption: The Margin numbers above consist of only forward marginable positions.

Sensitivity Analysis Dollars in millions, except per unit increases Enterprise Risk Management Enterprise 1 Power Co. 2 Midstream 3 Natural Gas Power Processing Margin Per MMBtu Per MWh Per Gallon of NGL's Increase $0.10 $1 $0.01 2007 $5-$8 MM $1-$3 MM $13-$15 MM 2008 $13-$15 MM $4-$6 MM $15-$17 MM

Consolidated

Liquidity at December 31, 2006 Consolidated

2006 Cash Information Consolidated

Debt Balance1 Avg. Cost 1 Debt is long-term debt due within 1 year plus long-term debt. Dollars in millions Debt Balance @ 12/31/05 $7,713 7.6% Early Conversions (220) Scheduled Debt Retirements & Amortization (64) Debt Balance @ 3/31/06 $7,429 7.7% Fixed Rate Debt @ 12/31/06 $7,864 7.7% Variable Rate Debt @ 12/31/06 $150 6.4% Consolidated Additions 699 Early Retirements (485) Scheduled Debt Retirements & Amortization (180) Debt Balance @ 6/30/06 $7,463 7.7% Scheduled Debt Retirements & Amortization (45) Debt Balance @ 9/30/06 $7,418 7.7% Additions 600 Scheduled Debt Retirements & Amortization (4) Debt Balance @ 12/31/06 $8,014 7.6%

Dollars in millions Debt Amortization - As of 12/31/2006 Consolidated 392 239 54 217 1,168 998 385 600 700 751 85 208 100 1170 850 80 22 8 10 7 $0 $250 $500 $750 $1,000 $1,250 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033

Diluted EPS from Cont. Ops. $0.22 ($.11) $0.19 $0.25 $0.55 Recurring EPS 0.23 0.19 0.19 0.26 0.86 Recurring EPS after MTM Adj. 0.26 0.33 0.28 0.30 1.17 Average Shares (MM) 607 596 609 610 609 2006 1Q 2Q 3Q 4Q Total Diluted EPS from Cont. Ops. $0.34 $0.07 $0.01 $0.11 $0.53 Recurring EPS 0.33 0.11 (0.01) 0.28 0.72 Recurring EPS after MTM Adj. 0.22 0.17 0.22 0.26 0.86 Average Shares (MM) 599 579 581 609 606 2005 1Q 2Q 3Q 4Q Total EPS Metrics Consolidated

2007 Interest Expense Forecast Guidance Consolidated Interest on Long-Term Debt $600 - $620 Amortization Discount/Premium and other Debt Expense 25 - 30 Credit Facilities: (Incl. Commitment Fees Plus LC Usage) 35 - 45 Interest on other Liabilities 10 - 20 Interest Expense $670 - $715 Less: Capitalized Interest (30) - (15) Net Interest Expense Guidance $640 - $700 Dollars in millions 2007

Consolidated 2006 Effective Tax Rates

The Williams Companies, Inc.